UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 27, 2005
Date of Report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File No.)	Identification No.)

PXRE House	P.O. Box HM 1282
110 Pitts Bay Road	Hamilton HM FX
Pembroke HM 08	Bermuda
Bermuda
(Address, including zip code,
of principal executive offices)	(Mailing address)

(441) 296-5858
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 27, 2005, PXRE Group Ltd. (the " Company ") issued a press release (the " Press Release ") announcing the Company's results for the quarter ended September 30, 2005. A copy of the Press Release and the preliminary Unaudited Financial Statements as of and for the quarter ended September 30, 2005 (excluding footnotes) are attached hereto as Exhibits 99.1 and 99.2 to this Form 8-K. Exhibits 99.1 and 99.2 hereto are each being furnished pursuant to Item 2.02 of Form 8-K and are therefore not to be considered "filed" with the Securities and Exchange Commission (the " SEC ").

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press release of PXRE Group Ltd. dated October 27, 2005 containing financial information for the quarter ended September 30, 2005.

	99.2	Preliminary Unaudited Financial Statements as of and for the quarter and nine-months ended September 30, 2005 (excluding footnotes).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

By:	/s/ Robert P. Myron

Name:	Robert P. Myron
Title:	Senior Vice President & Treasurer

Date: October 27, 2005